                                                                    EXHIBIT 99.3

                     AIG SunAmerica Life Assurance Company

        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
                     FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


        I, Jay S. Wintrob, Chief Executive Officer of AIG SunAmerica Life Assurance Company, state and attest that:

        (1) To the best of my knowledge, based upon a review of the covered reports of AIG SunAmerica Life Assurance Company, and, except as corrected or supplemented in a subsequent covered report:

        - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K as of the date on which it was filed); and

        - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K as of the date on which it was filed).

        (2) AIG SunAmerica Life Assurance Company does not have an audit committee of the Board of Directors.

        (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - The Annual Report on Form 10-K/A for the year ended December 31, 2001, of AIG SunAmerica Life Assurance Company;

        - All quarterly reports on Form 10-Q and all reports on Form 8-K of AIG SunAmerica Life Assurance Company filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K/A identified above; and

        -       Any amendments to any of the foregoing.



/s/ Jay S. Wintrob                      Subscribed and sworn to before
---------------------------             me this 14th day of August 2002
    Jay S. Wintrob
    August 14, 2002


                                        -----------------------------------
                                        Notary Public:
                                        My Commission Expires: